PAGE

                                                            Exhibit 24.1
                   SOUTHERN CALIFORNIA EDISON COMPANY

                           POWER OF ATTORNEY



      The undersigned Southern California Edison Company, a California corporation, and certain of its officers and/or directors, pursuant to a resolution adopted January 18, 1996, do each hereby constitute and appoint JOHN E. BRYSON, ALAN J. FOHRER, R. K. BUSHEY, BRYANT C. DANNER, KENNETH S. STEWART, C. ALEX MILLER, J. R. BERG, L. C. CLARK PATRICIA N. GLAZIER, DOROTHY J. FULCO, THOMAS J. DENNIS, CHARLES COOKE AND BEVERLY MARSHALL and/or any one of them, to act as attorney-in-fact, for and in their respective names, places and steads, to execute, sign, file or cause to be filed one or more Registration Statements and any and all exhibits, amendments and/or supplements thereto to be filed by Southern California Edison Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering one or more series of debt securities in an amount not to exceed $800,000,000 (the "Debt Securities"), such Debt Securities to be issued pursuant to (i) an indenture dated October 1, 1923, between this corporation and Harris Trust and Savings Bank, as trustee, as may be further amended or supplemented, (ii) an indenture dated as of January 15, 1993, between this corporation and Harris Trust and Savings Bank, as trustee, as may be further amended or supplemented, (iii) an indenture dated as of May 1, 1995, between this corporation and The First National Bank of Chicago, as trustee, as may be further amended or supplemented, or (iv) any one or more additional indentures to be entered into by this corporation and any one or more additional trustees with respect to the issuance of Debt Securities, and for the further purpose of qualifying any one or more of the foregoing indentures, as may be amended or supplemented, under the Trust Indenture Act of 1939, as amended; granting unto said attorney-in-fact, and each of them full power and authority to do and perform all and PAGE

Page 2 -- Power of Attorney
every act and thing whatsoever necessary or appropriate as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
      Executed at Rosemead, California, as of this 18th day of January, 1996.

                                    SOUTHERN CALIFORNIA EDISON COMPANY


                                    By        John E. Bryson
                                       ___________________________________
                                           Chairman of the Board,
                                         Chief Executive Officer and
Director
(Seal)

Attest:

         Beverly P. Ryder
____________________________________
            Secretary
PAGE

Page 3 -- Power of Attorney
Principal Executive Officer:


           John E. Bryson
----------------------------------     Chairman of the Board, Chief
           John E. Bryson              Executive Officer and Director


Principal Financial Officer:


           Alan J. Fohrer
---------------------------------      Executive Vice President
           Alan J. Fohrer              and Chief Financial Officer


Controller and Principal Accounting Officer:


            R. K. Bushey
---------------------------------      Vice President and Controller
            R. K. Bushey

Directors:



        Howard P. Allen
--------------------------------- Director
        Howard P. Allen


        Winston H. Chen
--------------------------------- Director
        Winston H. Chen



       Stephen E. Frank
--------------------------------- Director
       Stephen E. Frank



       Camilla C. Frost
--------------------------------- Director
       Camilla C. Frost



        Joan C. Hanley
--------------------------------- Director
        Joan C. Hanley



      Carl F. Huntsinger
--------------------------------- Director
      Carl F. Huntsinger
PAGE

       Charles D. Miller
--------------------------------- Director
       Charles D. Miller



        Luis G. Nogales
--------------------------------- Director
        Luis G. Nogales



        Ronald L. Olson
--------------------------------- Director
        Ronald L. Olson



--------------------------------- Director
         J. J. Pinola




--------------------------------- Director
        James M. Rosser



      E. L. Shannon, Jr.
--------------------------------- Director
      E. L. Shannon, Jr.



        Robert H. Smith
--------------------------------- Director
        Robert H. Smith



       Thomas C. Sutton
--------------------------------- Director
       Thomas C. Sutton



       Daniel M. Tellep
--------------------------------- Director
       Daniel M. Tellep




--------------------------------- Director
       James D. Watkins



        Edward Zapanta
--------------------------------- Director
        Edward Zapanta